Execution Version

SECOND AMENDMENT
This Second Amendment, dated as of April 30, 2015 (this “Amendment”), to the Credit Agreement, dated as of June 10, 2014 (as amended by the First Amendment, dated as of November 7, 2014, the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Emmis Communications Corporation (the “Parent”), Emmis Operating Company (the “Borrower”), the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the other parties party thereto.
W I T N E S S E T H:
WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to the Existing Credit Agreement;
WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended in the manner provided for herein;
WHEREAS, the Administrative Agent, the Required Lenders and the Borrower are willing to agree to the requested amendments subject to the provisions of this Amendment;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
Section 1.Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Existing Credit Agreement.
Section 2.    Amendment to the Existing Credit Agreement.
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended as of the Amendment Effective Date (as defined below) by amending the definition of Applicable Margin to read as follows:
““Applicable Margin” means (a) with respect to the Revolving Facility, (i) 5.00% with respect to ABR Loans and (ii) 6.00% with respect to Eurodollar Loans, (b) with respect to the Term Loan Facility, (i) 5.00% with respect to ABR Loans and (ii) 6.00% with respect to Eurodollar Loans and (c) with respect to any Incremental Facility, the amount set forth in the applicable Increased Facility Activation Notice.”
(b)    Section 1.01 of the Existing Credit Agreement is hereby amended as of the Amendment Effective Date by amending clause (n) of the definition of Consolidated EBITDA to insert the word “First” immediately before the phrase “Amendment Effective Date” therein.
(c)    Section 1.01 of the Existing Credit Agreement is hereby amended as of the Amendment Effective Date by amending clause (vi) of the definition of Consolidated Excess Cash Flow to delete the words “with respect to the Fiscal Year ending February 28, 2015 only,”.
(d)    Section 2.10(a) of the Existing Credit Agreement is hereby amended as of the Amendment Effective Date by amending clause (iii) thereof to read as follows:

“(iii) to the Administrative Agent for the account of each applicable Lender, on the first Business Day of each calendar quarter set forth below (each such date being called a “Repayment Date”) a principal amount of the Term Loans in an amount equal to the applicable percentage set forth below for such calendar quarter of the original principal amount of the Term Loans, with the remaining balance thereof payable on the Term Maturity Date:

Calendar Quarter Beginning	Percentage
April 1, 2015	0.25%
July 1, 2015 through January 1, 2016	0.50%
April 1, 2016 and thereafter	1.25%”
(e)    Section 2.11(a) of the Existing Credit Agreement is hereby amended as of the Amendment Effective Date by amending the third sentence thereof to read as follows:
“All prepayments of Term Loans from the proceeds of a concurrent incurrence of Indebtedness by the Borrower effected (i) on or prior to April 30, 2016 shall be accompanied by a fee payable to the Term Lenders in an amount equal to 2.00% of the aggregate principal amount of the Term Loans so prepaid and (ii) after April 30, 2016 but on or prior to April 30, 2017 shall be accompanied by a fee payable to the Term Lenders in an amount equal to 1.00% of the aggregate principal amount of the Term Loans so prepaid.”
(f)    Section 2.17(j) of the Existing Credit Agreement is hereby amended by inserting the word “First” immediately before the phrase “Amendment Effective Date” therein.
(g)    Section 6.17(b) of the Existing Credit Agreement is hereby amended as of the Amendment Effective Date to read as follows:
“(b) The Borrower will not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter set forth below to be more than the applicable ratio set forth below for such Fiscal Quarter:

Fiscal Quarter Ending	Ratio
May 31, 2014 through November 30, 2014	5.25:1.00
February 28, 2015	6.00:1.00
May 31, 2015 through February 29, 2016	6.75:1.00
May 31, 2016	6.50:1.00
August 31, 2016	6.25:1.00
November 30, 2016	6.00:1.00
February 28, 2017	5.75:1.00
May 31, 2017 and thereafter	4.00:1.00”

Section 3.    Representations and Warranties.
(a)    The representations and warranties of the Credit Parties and their Subsidiaries set forth in the Credit Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) with the same effect as though made on and as of the Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).
(b)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 4.    Conditions to Effectiveness of Amendment. This Amendment shall become effective upon the date on which the following conditions precedent have been satisfied or waived (such date, the “Amendment Effective Date”):
(a)    The Administrative Agent shall have received counterparts to this Amendment duly executed by the Parent, the Borrower and the Required Lenders.
(b)    The Administrative Agent shall have received all fees and expenses for which invoices have been presented at least one Business Day prior to the Amendment Effective Date (including the reasonable fees and expenses of legal counsel), in each case, required to be paid pursuant to the Loan Documents.
Section 5.    Fees. The Borrower agrees to pay or cause to be paid to the Administrative Agent for the account of each Lender (each, a “Consenting Lender”) that has executed and delivered a counterpart to this Amendment to the Administrative Agent pursuant to the instructions provided by the Administrative Agent prior to 5:00 p.m., New York City time, on April 29, 2015 (the “Consent Deadline”), a consent fee in an amount equal to 0.50% of such Consenting Lender’s Term Loan and Revolving

Commitment as of the Consent Deadline, payable on, and subject to the occurrence of, the Amendment Effective Date.
Section 6.    Continuing Effect; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Existing Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Existing Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Existing Credit Agreement or the same subsection for any other date or time period.
Section 7.    Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in accordance with Section 9.03 of the Existing Credit Agreement.
Section 8.    Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.
Section 9.    Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 10.    Interpretation. This Amendment is a Loan Document for the purposes of the Credit Agreement.
Section 11.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

EMMIS OPERATING COMPANY,
as the Borrower

By:	/s/ Ryan A. Hornaday
	Name:	Ryan A. Hornaday
	Title:	Senior Vice President - Finance,
Treasurer

EMMIS COMMUNICATIONS CORPORATION,
as the Parent

By:	/s/ Ryan A. Hornaday
	Name:	Ryan A. Hornaday
	Title:	Senior Vice President - Finance,
Treasurer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

By:	/s/ R. Douglas Allen
	Name:	R. Douglas Allen
	Title:	Executive Director

[Signature Page to Second Amendment]